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           Supplement Dated April 30, 1999 to DLJ Winthrop Focus Funds
           Statement of Additional Information Dated February 23, 1999

        The following supplements "Purchases, Redemptions, Exchanges and Pricing of Fund Shares -- Purchases".

        A Fund may also issue its shares in return for securities or other assets, subject to approval of the Board of Trustees.


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